Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-QSB of Arrhythmia Research Technology, Inc. (the “Company”) for the quarter ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned President and Chief Executive Officer certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 16, 2007	/s/ James E. Rouse
James E. Rouse
President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Arrhythmia Research Technology, Inc. and will be retained by Arrhythmia Research Technology, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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